FORM 8-K/A
Amendment No 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Date of Report (date of earliest event reported) September 1,  2009

Commission File No. 0-293 73

Seychelle Environmental Technologies, Inc.
(Exact Name of registrant as specified in its charter)

Nevada	33-6159915
(State or other jurisdiction of incorporation)	(IRS Employer File Number)

32963 Calle Perfecto
San Juan Capistrano, California	92675
(Address of principal executive offices)	(zip code)

(949) 234-1999
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," “Seychelle” or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our wholly-owned subsidiary, Seychelle Water Technologies, Inc., also a Nevada corporation.

Item 4.01 Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i) On August 5, 2009, our Board of Directors voted to dismiss our independent registered public accounting firm, Moore & Associates, Chtd., of Las Vegas, Nevada  and  to replace them with Seale and Beers, CPAs, also of Las Vegas, Nevada .  As of that date, Moore & Associates, Chtd. formally accepted us as a client for the fiscal 2010 audit. Moore & Associates, Chtd. has rendered an opinion on our consolidated financial statements for 2009.

 (ii)  The dismissal of Moore & Associates, Chtd. was approved by our Board of Directors.

(iii)  During the year ended February 28, 2009 and through August 5, 2009, there were no disagreements between us and Moore & Associates, Chtd. with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Moore & Associates, Chtd. would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Moore & Associates, Chtd. for the past year did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except as noted above.

(iv)  During the years ended February 28, 2009 and through August 5, 2009 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished Moore & Associates, Chtd. with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  The Company also requested that Moore & Associates, Chtd. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter furnished by Moore & Associates, Chtd. in response to that request dated August 5, 2009, was previously filed as Exhibit 16.2 to the original Report on Form 8-K.

We have authorized Moore & Associates, Chtd. to respond fully to inquiries of Seale and Beers, CPAs concerning our financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged Seale and Beers, CPAs as our new independent registered public accounting firm as of August 5, 2009.  During the two most recent fiscal years and through August 5, 2009, the Company has not consulted with Seale and Beers, CPAs regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Seale and Beers, CPAs that Seale and Beers, CPAs concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

(c)	Subsequent Event

      On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates, Chtd. because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with the PCAOB investigation.

       We have been unable to obtain an amended Exhibit 16 letter from Moore & Associates, Chtd because the firm is no longer in existence.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:

 Exhibit         Description

16.2	Previously filed under cover of Form 8-K on August 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.

Date: September 1, 2009	By:	/s/ Carl Palmer
Carl Palmer, President